Assets classified as held for sale	12 Months Ended
Dec. 31, 2023
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets classified as held for sale
5.21 Assets classified as held for sale
BliNK Biomedical SAS
Valneva previously held a 48.9% equity interest in BliNK Biomedical SAS, Marseille (BliNK), a private company not listed on a stock exchange. As a result of the management's intent to sell the equity interest, it was classified as an asset held for sale as of June 30, 2022.
On September 8, 2023, the Company sold its equity interest in BliNK. The proceeds of the sale amounted to €2.4 million. For the year ended December 31, 2023, the final sale resulted in a profit of €0.2 million. The transaction stipulates an earn-out component which entitles the Company to receive 0.006491% for each equity interest share of BliNK’s net revenue over a period of seven years. The Company has assessed the fair value of the earn-out component as at December 31, 2023 to be immaterial.
Divestment of CTM Unit in Solna, Sweden
Valneva decided to divest its CTM unit in Solna as explained in Note 5.1.1 and 5.8. The transfer of ownership of the unit took effect on July 1, 2023. With the payment of the proceeds no remaining assets or liabilities held for sale were shown for the CTM unit as of December 31, 2023.